                    CONFIDENTIAL TREATMENT REQUESTED
            [*]  Denotes information for which confidential
          treatment has been requested. Confidential portions
        omitted have been filed separately with the Commission.



                             OPTION AGREEMENT



                                  Between



                            C Cube Microsystems


                                    And



               Taiwan Semiconductor Manufacturing Co., Ltd.




                               May 18, 1996

                             TABLE OF CONTENTS


1. DEFINITIONS                                        3

2. VOLUME COMMITMENT                                  4

3. WAFER PRICE                                        4

4. OTHER PURCHASE TERMS AND CONDITIONS                4

5. OBLIGATION TO PAY OPTION FEE FOR OPTION CAPACITY   4

6. FAILURE TO PURCHASE THE OPTION CAPACITY;           5

7. TERM AND TERMINATION                               5

8. BOARD APPROVAL                                     5

9. LIMITATION OF LIABILITY                            5

10. NOTICE                                            6

11. ENTIRE AGREEMENT                                  6

12. GOVERNING LAW                                     6

13. ARBITRATION                                       6

14. ASSIGNMENT                                        7

15. CONFIDENTIALITY                                   7

16. FORCE MAJEURE                                     7

EXHIBIT A                                             8

EXHIBIT B                                            12

EXHIBIT C                                            10

EXHIBIT D                                            11

EXHIBIT E                                            12

                             OPTION AGREEMENT


  THIS AGREEMENT is made and becomes effective as of May 18, 1996 (the "Effective Date") by Taiwan Semiconductor Manufacturing Co., Ltd. ("TSMC", a company organized under the laws of the Republic of China with its registered address at No. 121, Park Ave. 3, Science-Based Industrial Park, Hsin-Chu, Taiwan, and, C Cube Microsystems ("Customer"), a company organized under the laws of California, with its registered address at 1778 McCarthy Boulevard, Milpitas, CA 95035.


RECITALS

  WHEREAS, TSMC currently supplies Customer with wafers and Customer wishes to increase the volume of wafers to be purchased from TSMC;

  WHEREAS, in order to increase its output, TSMC [*]

  WHEREAS, as a condition to TSMC's acceleration of these facilities, TSMC has asked that Customer make a capacity commitment and advance payment for the right to buy additional capacity, and Customer is willing to do so:


AGREEMENT

  NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties agree as follows:


1. DEFINITIONS

  (a) "Base Capacity" used in this Agreement shall mean the base amount of annual wafer capacity that is used to calculate the Customer's Committed Capacity, which amount is set forth in Exhibit B.

  (b) "Customer Committed Capacity" used this Agreement shall mean the total capacity that Customer agrees to purchase from TSMC pursuant to this Agreement, and is set forth in Exhibit B.

  (c) "Option Capacity" used in this Agreement shall mean the firm capacity commitment made by Customer pursuant to this Agreement, for which Capacity Customer agrees to pay the Option Fee as defined in this Section 1(d) below.

  (d) "Option Fee" used in this Agreement shall mean the deposit that Customer agrees to place with TSMC as the advance payment for the Option Capacity.

  (e) "TSMC Committed Capacity" used in this Agreement shall mean the total capacity that TSMC agrees to provide to Customer pursuant to this Agreement, and is set forth in Exhibit B.

  (f)    [*]



2. VOLUME COMMITMENT

  (a) Customer agrees to purchase from TSMC the Customer Committed Capacity, and subject to the payment of the Option Fee by Customer under Section 5 below, TSMC agrees to provide to Customer the TSMC Committed Capacity, as set forth in Exhibit B [*]

  (b) Each month, Customer agrees to provide to TSMC a six-month rolling forecast of the number of wafers that Customer will purchase, [*] The forecast must be based on wafers out or deliveries expected to be made by TSMC.

  (c) TSMC will use its reasonable effort to cause its fabs to be capable of producing wafers of more advanced specifications, as set forth in the TSMC Technology Road Map attached as Exhibit C.

3. WAFER PRICE

  (a) The wafer prices for the Customer Committed Capacity shall [*] for the same technology, the same fab and the same period of time. In the event that the wafer prices for the Customer Committed Capacity do not comply with the preceding sentence, TSMC will make proper price changes for the unfilled orders. [*].

  (b) The parties shall negotiate in good faith each year the wafer prices for the Customer Committed Capacity of the following year [*]

    [*]


4. OTHER PURCHASE TERMS AND CONDITIONS

    The Customer/TSMC Wafer Production Agreement (to be completed) will apply to all purchases of wafers by Customer from TSMC, except that the provisions of this Agreement will supersede the above Agreement with respect to the subject matter hereof.

    [*]


5. OBLIGATION TO PAY OPTION FEE FOR OPTION CAPACITY

  (a) Customer agrees to pay to TSMC the Option Fee in the amount of [*] for the right to purchase the Option Capacity pursuant to this Agreement. The Option Fee is set forth in Exhibit D, and Customer agrees to pay the Option Fee as per this Exhibit. Except that TSMC exercises its first right of refusal and accepts the Customer's offer pursuant to Section 6 below, the Option Fee for any calendar year, once paid, shall be non-refundable for any cause except breach of contract by TSMC, as set forth in Subsection 7(d), below, and will be credited against the wafer prices for the Option Capacity provided by TSMC under this Agreement.

  (b) Customer further agrees to deliver to TSMC, within seven (7) days following the Effective Date, two (2) promissory notes each in an amount of the Option Fee due in 1996 and 1997 per the payment schedule as specified in Exhibit D and to TSMC or order, which promissory notes are in the form of Exhibit E. The promissory notes shall be returned by TSMC to Customer within seven (7) days upon receipt of the corresponding Option Fee by TSMC.


6. FAILURE TO PURCHASE THE OPTION CAPACITY; FIRST RIGHT OF REFUSAL

  (a)    [*]

  (b) Any of Customer's right or obligation set forth in Section 6(a) shall not affect its obligation to pay the Option Fee pursuant to
     Section 5 above, except that if this Agreement is assigned to any third parties acceptable to TSMC pursuant to this Section 6(a) above, such third parties shall pay the Option Fee and abide by the terms and conditions of this Agreement.

7. TERM AND TERMINATION

  (a) The term of this Agreement shall commence from the Effective Date, and continue until [*].

  (b) TERMINATION BY TSMC FOR CUSTOMER'S FAILURE TO PAY THE OPTION FEE TSMC may terminate this Agreement if Customer fails to pay the Option
     Fee pursuant to Section 5 above, and does not cure or remedy such breach within thirty (30) days of receiving written notice of such breach.

  (c)    TERMINATION FOR OTHER BREACH OR FOR BANKRUPTCY
    Either party may terminate this Agreement if, (i) the other party breaches any material provisions of this Agreement (other than the breach of Section 5 above), and does not cure or remedy such breach within sixty (60) days of receiving written notice of such breach, or
     (ii) becomes the subject of a voluntary or involuntary petition in bankruptcy or any proceeding relating to insolvency, receivership or liquidation, if such petition or proceeding is not dismissed with prejudice within sixty (60) days after filing.

  (d)    TERMINATION BY CUSTOMER FOR MATERIAL BREACH BY TSMC
    [*]

  (e)    EFFECT OF TERMINATION
    Except as provided in Subsection 7(d) above, both parties shall remain liable to the other party for any outstanding and matured rights and obligations at the time of termination, including all outstanding payments of the Option Fee and for the wafers already ordered and/or shipped to Customer.

8. BOARD APPROVAL

    Customer shall obtain the approval by its Board of Directors of this Agreement, and submit to TSMC, at the time of executing this Agreement, an authentic copy of it's board resolution authorizing the representative designated below to execute this Agreement.


9. LIMITATION OF LIABILITY

    In no event shall either party be liable for any indirect, special, incidental or consequential damages (including loss of profits and loss of use) resulting from, arising out of or in connection with either party's performance or failure to perform under this Agreement, or resulting from, arising out of or in connection with TSMC's producing, supplying, and/or sale of the wafers, whether due to a breach of contract, breach of warranty, tort, or negligence of either party, or otherwise.


10.NOTICE

    All notices required or permitted to be sent by either party to the other party under this Agreement shall be sent by registered mail postage prepaid, or by personal delivery, or by fax. Any notice given by fax shall be followed by a confirmation copy within ten (10) days. Unless changed by written notice given by either party to the other, the addresses and fax numbers of the respective parties shall be as follows:

    To TSMC:

    TAIWAN SEMICONDUCTOR MANUFACTURING COMPANY, LTD.
    No. 121, Park Avenue 3
    Science-Based Industrial Park
    Hsin-Chu, Taiwan
    Republic of China             FAX: 886-35-781545

    To Customer:

    C CUBE MICROSYSTEMS
    1778 McCarthy Boulevard
    Milpitas, CA  95035           FAX: (408) 944-6314


11.ENTIRE AGREEMENT

    This Agreement, including Exhibits A-E, constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes and replaces all prior or contemporaneous understandings, agreements, dealings and negotiations, oral or written, regarding the subject matter hereof. No modification, alteration or amendment of this Agreement shall be effective unless in writing and signed by both parties. No waiver of any breach or failure by either party to enforce any provision of this Agreement shall be deemed a waiver of any other or subsequent breach, or a waiver of future enforcement of that or any other provision.


12.GOVERNING LAW

    This Agreement will be governed by and interpreted in accordance with the laws of the State of California.


13.ARBITRATION

     If disagreements arise under this Agreement, the senior management of both parties shall meet to attempt to resolve such disagreements. If the disagreements cannot be resolved by the senior management within thirty (30) days after the written notice by either party of the dispute or claim, an binding arbitration shall be held. The rules of the arbitration shall be agreed upon by the parties prior to the arbitration and based upon the nature of the disagreement. To the extent that the parties cannot agree on the rules of the arbitration, the rules of the American Arbitration Association shall apply. As a minimum set of rules in the informal arbitration, the parties agree as follows:

     (a) The arbitration shall be held by a single arbitrator mutually acceptable to both parties. If the parties cannot agree on a single arbitrator, each party shall select one independent individual who shall meet to appoint a single arbitrator.

     (b) The decision of the arbitrator shall be considered as a final and binding resolution of the disagreement which may be entered as judgment by any court of competent jurisdiction, as set forth in
     Section 12 of this Agreement.

     (c) No court of law shall have jurisdiction over this Agreement or this arbitration except to enforce the result, and neither party shall sue the other where the basis of the suit arises under or involves the interpretation of this Agreement, except for enforcement of the arbitrator's decision in the event that a party is not performing in accordance therewith.


14.ASSIGNMENT

    This Agreement shall be binding on and inure to the benefit of each party and its successors, and except that Customer may assign this Agreement under Section 6 above, neither party shall assign any of its rights hereunder, nor delegate its obligations hereunder, to any third party, without the prior written consent of the other.


15.CONFIDENTIALITY

    Neither party shall disclose the existence or contents of this Agreement except as required by Customer's assignment of this Agreement to any third parties pursuant to Section 6 above, in confidence to its advisers, as required by applicable law, or otherwise without the prior written consent of the other party.


16.FORCE MAJEURE

    Neither party shall be responsible for delays or failure in performance resulting from acts beyond the reasonable control of such party. Such acts shall include but not limited to acts of God, war, riot, labor stoppages, governmental actions, fires, floods, and earthquakes.


  IN WITNESS WHEREOF, the parties, have executed this Agreement as of the date first stated above.


TAIWAN SEMICONDUCTOR          C CUBE MICROSYSTEMS
MANUFACTURING CO., LTD.


BY: /S/ Donald Brooks        BY: /s/ Alexandre A. Balkanski
   -------------------          ----------------------------
  Donald Brooks                 Alexandre A. Balkanski
  President                     President

                                 EXHIBIT A
                         EQUIVALENCY FACTOR TABLE

[*]

                                 EXHIBIT B
                         C CUBE MICROSYSTEMS/TSMC
                            COMMITTED CAPACITY

[*]

                                 EXHIBIT C
                       TSMC CMOS Technology Roadmap

[*]

                                 EXHIBIT D
                                OPTION FEE



Years       Total Option      Option Fee     Due Date
            Capacity (Unit:   (Unit:  US$)
            Wafer Equivalent)


[*]

                                 EXHIBIT E
                     STANDARD FORM OF PROMISSORY NOTE


Amount: US$____________       Due Date:  _______________


     The Undersigned, _____________ (the "Maker"), unconditionally promise to pay to Taiwan Semiconductor Manufacturing Co., Ltd. or its order the [*] annum on any unpaid portion of the principal amount stated herein, and said payment will be made at _________________ (Place of Payment).

  This Note shall be governed in all respects by the laws of the State of California.

  The Maker of this Note agrees to waive protests and notice of whatever kind.


Issue Date:  ______________

Issue Place: ______________

                         Maker's Signature:  ___________________

                         Maker's Address:   ____________________
                                            ____________________